CONFORMED COPY

                                                                    Exhibit 10.7


             AMENDMENT TO PLEDGE AND SECURITY AGREEMENT DATED AS OF
           NOVEMBER 30, 2001 FROM THE GRANTORS REFERRED TO HEREIN, AS
               GRANTORS TO HSBC BANK USA, AS ADMINISTRATIVE AGENT
                                (THE "AGREEMENT")

                                                         Date: November 10, 2004

Effective as of the date stated above, the Agreement shall be amended as follows:

WHEREAS, Marvel Enterprises, Inc. (the "Borrower") entered into an Amended and Restated Revolving Credit Agreement dated as of December 18, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with the Lenders, the Arranger and the Administrative Agent; and

WHEREAS, pursuant to the terms of this Agreement, the Grantors granted to the Administrative Agent, for the benefit of the Lenders, a security interest in certain assets of the Grantors as described in the Agreement; and

WHEREAS, as of the date of this Amendment, HSBC Bank USA, National Association (formerly known as HSBC Bank USA) is the sole Lender and the grantor of 100% of the loans granted in accordance with the terms of the Credit Agreement; and

WHEREAS, the Administrative Agent and HSBC Bank USA, National Association as the sole lender pursuant to the terms of the Credit Agreement have elected to enter into this Amendment.

IT IS HEREBY AGREED:

1. Section 1(g) "Intellectual Property Collateral" shall be deleted from the Agreement and the Administrative Agent and HSBC Bank USA, National Association shall no longer have a security interest in the "Intellectual Property Collateral" described in the Agreement.

2. In all other respects, the terms and conditions of the Agreement shall remain in full force and effect without change.

HSBC BANK USA, NATIONAL ASSOCIATION
HSBC BANK USA,
        As Administrative Agent

By:/s/ [illegible]
   --------------------------
Name:
Title:

MARVEL ENTERPRISES, INC.


By:/s/  Kenneth P. West
   --------------------------
Name:  Kenneth P. West
Title:  Executive Vice President and CFO